 Exhibit 10.67

AURA SYSTEMS, INC.

DIRECTORS AND EXECUTIVE OFFICERS STOCK OPTION PLAN

1.           Purpose

The purpose of the Aura Systems, Inc. Director and Executive Officer Stock Option Plan (the “Plan”) is to attract and retain the services of experienced and knowledgeable directors and executive officers of Aura Systems, Inc. (the “Corporation”) for the benefit of the Corporation and its stockholders and to provide additional incentive for such directors and executive officers to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock.

2.           Shares Subject to the Plan

The total number of shares of common stock (“Shares”) of the Corporation for which options may be granted under the Plan shall not exceed 15% of the Corporation’s issued and outstanding shares of common stock.  Subject to the foregoing, the total aggregate number of Shares reserved and available for grant and issuance pursuant to the Plan will be 10,497,473, and shall increase as the number of shares of common stock outstanding is increased.  Within the foregoing limitations, Shares for which options have been granted pursuant to the Plan but which options have lapsed or otherwise terminated shall become available for the grant of additional options.

3.           Administration of Plan

The Board of Directors of the Corporation shall administer the Plan.  The Board may delegate responsibility for administration of the Plan to a Board committee (the “Committee”) composed solely of two or more directors, each of whom is a “Non-Employee Director” as that term is defined in Rule 16b-3(b) promulgated by the Securities and Exchange Commission pursuant to its authority under the Securities Exchange Act of 1934 (the “Exchange Act”).  The Board or the Committee, as the case may be, shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.  References to the “Board” in this Plan shall be deemed to refer to either the Board or the Committee, whichever is appropriate in the context in which the word is used.

4.           Discretionary Option Grants

Pursuant to this Plan, the Board may grant in its discretion an option to any person who is elected or appointed a director or an executive officer of the Corporation.  An executive officer shall be defined in accordance with Rule 3b-7 of the Securities Exchange Act of 1934.  No director or executive officer shall have any claim or right to be granted an option under this Plan.  Having received an option under this Plan shall not give a director or an executive officer any right to receive any other grant or option under this Plan and the Board may determine that any or all director(s) or executive officer(s)

are not eligible to receive an option under this Plan for an indefinite period or for a specified year or years.

5.           Option Agreement

Each option granted under the Plan shall be evidenced by an option agreement (the “Agreement”) duly executed on behalf of the Corporation and by the director or executive officer to whom such option is granted, which Agreements may, but need not be, identical and which shall (a) comply with and be subject to the terms and conditions of the Plan and (b) provide that the director or executive officer agrees not to exercise an option granted from this Plan for a period of at least six months and one day from the date of grant.  Any Agreement may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board.  No option shall be deemed granted within the meaning of the Plan and no purported grant of any option shall be effective, until such Agreement shall have been duly executed on behalf of the Corporation and the director to whom the option is to be granted.

6.           Option Exercise Price

The exercise price for an option granted pursuant to Section 4 of the Plan may not be less than fair market value, provided, however, that the exercise price must be at least 110% of the fair market value of the shares on the date of grant if the option is intended to compy with Section 422 of the Internal Revenue Code and is awarded to an executive officer who owns 10% of the total combined voting power of the Corporation’s common stock.  For purposes hereof, fair market value shall be the closing price of the Corporation’s common stock on the date of the option grant, as reported on the principal national securities exchange or quotation service on which the Shares are then listed for trading.

7.           Time and Manner of Exercise of Option

(a)           The Board shall set the vesting schedule for options granted pursuant to Section 4 of the Plan in its discretion.

(b)           To the extent that the right to exercise an option has vested and is in effect, the option may be exercised from time to time, by giving written notice, signed by the person or persons exercising the option, to the Corporation, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part in shares of the common stock of the Corporation already owned by the person or persons exercising the option, valued at fair market value on the date of payment.  For purposes hereof, the fair market value of shares already owned by the person or persons exercising the option shall be the closing price of the shares on the exercise date as reported on the principal national securities exchange or the quotation service on which the Shares are then listed for trading.

(c)           Upon exercise of the option, delivery of a certificate for fully paid and non-assessable Shares shall be made at the principal office of the Corporation to the person or persons exercising the option as soon as practicable (but in no event more than 30 days) after the date of receipt of the notice of exercise by the Corporation, or at such time, place, and manner as may be agreed upon by the Corporation and the person or persons exercising the option.

8.           Term of Options

Each option shall expire no more than five years from the date of the granting thereof.  The options shall be subject to earlier termination as follows:

(a)           In the event of the death, retirement or disability of an option holder, the option granted to such person may be exercised, to the extent exercisable on the date of such person’s death, retirement or disability, on the later of (i) any date prior to the date on which the option expires by its terms or (ii) 90 days, by the person or the estate of such person, or by any person or persons who acquired the right to exercise such option by will or by the laws of descent and distribution.

(b)           In the event that an option holder ceases to be a director or executive officer of the Corporation, other than by reason of his or her death, retirement or disability, an option granted to such person may be exercised, to the extent exercisable on the date such person ceases to be a director or executive officer, within 90 days after the date such person ceases to be a director or executive officer (irrespective of the option expiration date) unless the Board or the Committee designates another date that is a later date.

9.           Merger, Consolidation, Sale of Assets, etc., Resulting in a Change in Control

(a)           In the event of a Change in Control (as hereinafter defined), notwithstanding the vesting provisions contained in the Agreement granting an option to a director or an executive officer pursuant to this Plan, such option shall become fully exercisable if, within one year of such Change in Control, such director or executive officer shall cease for any reason to be a member of the Board or an employee of the Corporation.  For purposes hereof, a Change in Control of the Corporation shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the common stock of the Corporation would be converted into cash, securities, or other property, other than a merger of the Corporation in which the holders of the common stock of the Corporation immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or (ii) the stockholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation; or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more that 50% of the Corporation’s outstanding common stock.

(b)           Any exercise of an option permitted pursuant to this Section 9 shall be made within 15 days of the director’s or the executive officer’s termination as a director or employee.

10.           Options Not Transferable

An option granted pursuant to the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the option holder, only by the option holder; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

11.           No Rights as Stockholder Until Exercise

Neither the recipient of an option under the Plan nor his successors in interest shall have any rights as a stockholder of the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

12.           Adjustments Upon Changes in Capitalization or Merger

Subject to any required action by the stockholders of the Corporation, the number of shares of common stock covered by each outstanding option, and the number of shares of common stock which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share of common stock covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.  Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

In the event of the proposed dissolution or liquidation of the Corporation, an outstanding option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  The Board may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Board and give each option holder the right to exercise an option as to all or any part of the stock covered by such option, including Shares as to which the option would not otherwise be exercisable.  In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, each option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume each option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the option holder to have the right to exercise such option as to all of the stock covered by such option, including Shares as to which such option would not otherwise be exercisable.  If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the option holder that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

13.           Restrictions on Issue of Shares

Notwithstanding anything in this Plan to the contrary, the Corporation may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

(a)           the Shares with respect to which an option has been exercised are at the time of the issue or transfer of such Shares effectively registered under applicable federal securities laws now in force or hereafter amended; or

(b)           counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal securities laws now in force or hereafter amended.

It is intended that all exercises of options shall be effective.  Accordingly, the Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance or transfer from the Corporation’s treasury of Shares in respect of which any option may be exercised.

14.           Purchase for Investment

Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Corporation shall be under no obligation to issue or transfer any Shares covered by any option unless the person or persons who exercise such option, in whole or in part, shall give a written representation and undertaking to the Corporation, which is satisfactory in form and scope to counsel to the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she is acquiring the shares issued or transferred to him or her for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution for any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued or transferred without such registration a legend to this effect may be placed upon the certificates representing the Shares.

15.           Effective Date

The effective date (the “Effective Date”) of this Plan shall be the date on which the Plan is approved by the Board of Directors of the Corporation.

16.           Expenses of the Plan

All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation and none of such expenses shall be charged to any director.

17.           Termination and Amendment of Plan

Unless sooner terminated as herein provided, the Plan shall terminate ten years from the Effective Date.  The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable.  The Board shall not amend the provisions in the Plan regarding the amount, pricing, and timing for grants pursuant to this Plan more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.  Termination or any modification or amendment of the Plan shall not, without the consent of an option holder, affect his or her rights under an option previously granted to him or her.